Exhibit 99.1

Unleashing the Power of Real Estate SM

$40,650,000	$21,000,000	$41,475,000
Carmike	Sky Ventures	Apollo Group, Inc.
Cinemas, Inc.	Real Estate, LLC	UNIVERSITY OF PHOENIX
	PIZZA HUT FRANCHISEE

$37,500,000	$47,500,000	$21,190,000
Hughes Supply,	United	Roark Capital Group
Inc.	Supermarkets, Ltd.	ACQUISITION OF
		PIKE NURSERIES, INC.

TO LEARN MORE ABOUT INTEGRATING CUSTOMIZED SALE-LEASEBACK FINANCING INTO YOUR TREASURY STRATEGIES, PLEASE CONTACT JEFFREY FLEISCHER OR GREGG SEIBERT AT 480-606-0820.

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